Current And Future Changes In Accounting Policies	9 Months Ended
Jul. 31, 2020
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Current And Future Changes In Accounting Policies

NOTE 2:  CURRENT AND FUTURE CHANGES IN ACCOUNTING POLICIES

CURRENT CHANGES IN ACCOUNTING POLICY

The following new standards have been adopted by the Bank on November 1, 2019.

Leases

In January 2016, the IASB issued IFRS 16, which replaced IAS 17, Leases (IAS 17) and became effective for annual periods beginning on or after January 1, 2019, which was November 1, 2019 for the Bank.

IFRS 16 introduces a single lessee accounting model for all leases by eliminating the distinction between operating and financing leases. IFRS 16 requires lessees to recognize right-of-use (ROU) assets and lease liabilities for arrangements that meet the definition of a lease on the commencement date. The ROU asset is initially measured as the lease liability, subject to certain adjustments, if any, and is subsequently measured at such cost less accumulated depreciation and any related accumulated impairment. The lease liability is initially measured at the present value of the future lease payments over the remaining lease term and is discounted using the Bank’s incremental borrowing rate. The lease term includes renewal and termination options that the Bank is reasonably certain to exercise, and the lease liability is remeasured when there are adjustments to future lease payments, changes in the Bank’s assumptions or strategies relating to the exercise of purchase, extension, or termination options, or updates to the incremental borrowing rate. ROU assets are recorded in Land, buildings, equipment, and other depreciable assets and lease liabilities are included in Other liabilities on the Interim Consolidated Balance Sheet. The Interim Consolidated Statement of Income recognizes interest expense on lease liabilities, which is calculated on an effective interest rate basis. Secondly, depreciation expense is recognized on the ROU assets and is calculated on a straight-line basis in Non-interest expense. Previously, under IAS 17, net rental expense on operating leases was recorded in Non-interest expense. The net impact of these changes shifts the timing of expense recognition. Short-term leases, which are defined as those that have a lease term of twelve months or less, and leases of low-value assets are exempt, with their payments being recognized in Non-interest expense on a straight-line basis within the Bank’s Interim Consolidated Statement of Income. Lessor accounting remains substantially unchanged.

Upon transition to IFRS 16, the Bank adopted the new standard using the modified retrospective approach and recognized the cumulative effect of the transitional impact in opening retained earnings on November 1, 2019 with no restatement of comparative periods. The Bank has applied certain permitted practical expedients including: using hindsight to determine the lease term where lease contracts contain options to extend or terminate; measuring the ROU asset retrospectively for certain leases; not reassessing contracts identified as leases under the previous accounting standards, and not applying IFRS 16 to leases of intangible assets; and applying onerous lease provisions recognized as at October 31, 2019 as an alternative to performing an impairment review on the ROU assets as at November 1, 2019.

The main impact of IFRS 16 was on the Bank’s real estate leases, which were previously classified as operating leases. The Bank also leases certain equipment and other assets. On November 1, 2019, the Bank recognized $4.45 billion of ROU assets, $5.65 billion of lease liabilities, and other balance sheet adjustments and reclassifications of $0.65 billion. The decrease in retained earnings was $0.55 billion after tax. The impact to Common Equity Tier 1 (CET1) capital was a decrease of 24 basis points. The following table sets forth the adjustments to the Bank’s operating lease commitments disclosed under IAS 17 as at October 31, 2019, which were used to derive the lease liabilities recognized by the Bank as at November 1, 2019:

(millions of Canadian dollars)	Amount
Operating lease commitments disclosed as at October 31, 2019	$7,621
Commitments for leases that have not commenced at November 1, 2019, and commitments for non-lease payments[1]	(2,363)
Effect of recognition exemption for short-term and low value leases	(56)
Effect of extension and termination options reasonably certain to be exercised and other	4,721

Effect of discounting using the incremental borrowing rate[2]	(4,278)
Lease liabilities recognized as at November 1, 2019	$5,645

[1]	Non-lease payments include taxes and estimated operating expenses.
[2]	The weighted average incremental borrowing rate was 2.8%.

Uncertainty over Income Tax Treatments

In June 2017, the IASB issued IFRIC (IFRS Interpretations Committee) Interpretation 23, Uncertainty over Income Tax Treatments, which clarifies application of recognition and measurement requirements in IAS 12, Income Taxes, when there is uncertainty over income tax treatments. The Bank adopted this interpretation on November 1, 2019 and it did not have a significant impact on the Bank.

IBOR Reform and its Effects on Financial Reporting

As a result of the effects of Interbank Offered Rates (IBOR) reform, on September 26, 2019, the IASB issued Interest Rate Benchmark Reform, Amendments to IFRS 9, IAS 39, and IFRS 7, for which the Bank adopted the applicable amendments in the fourth quarter of 2019. The amendments provide temporary exceptions from applying specific hedge accounting requirements to all hedging relationships directly affected by interest rate benchmark reform. Under the amendments, entities would apply hedge accounting requirements assuming that the interest rate benchmark is not altered, thereby enabling hedge accounting to continue during the period of uncertainty prior to the replacement of an existing benchmark interest rate with an alternative benchmark rate. The amendments also provide an exception from the requirement to discontinue hedge accounting if the actual results of the hedge do not meet the effectiveness requirements as a result of interest rate benchmark reform. Amendments were also made to IFRS 7 introducing additional disclosures related to amended IAS 39. Refer to Notes 2 and 11 of the Bank’s 2019 Annual Consolidated Financial Statements for further details.

On April 9, 2020, the IASB published proposed amendments in the Interest Rate Benchmark Reform—Phase 2 Proposed amendments to IFRS 9, IAS 39, IFRS 7, IFRS 4 and IFRS 16 Exposure Draft. Final amendments are expected later in 2020. The Bank is monitoring the IASB’s developments and is continuing to assess the impact of interest rate benchmark reform.

FUTURE CHANGES IN ACCOUNTING POLICIES

The following standard has been issued, but is not yet effective on the date of issuance of the Bank’s Interim Consolidated Financial Statements. The Bank is currently assessing the impact of the application of this standard on the Interim Consolidated Financial Statements and will adopt this standard when it becomes effective.

Insurance Contracts

In May 2017, the IASB issued IFRS 17, Insurance Contracts (IFRS 17), which replaces the guidance in IFRS 4, Insurance Contracts and establishes principles for recognition, measurement, presentation, and disclosure of insurance contracts. In June 2020, the IASB published Amendments to IFRS 17 which changed the effective date of the standard to annual reporting periods beginning on or after January 1, 2023, which will be November 1, 2023 for the Bank. Any change to the Bank’s effective date is subject to updates of OSFI’s related Advisory. The Bank is assessing the impact of the amended standard on its consolidated financial statements.